Exhibit 99.1

Contact:
Michael L. McMullan	Tracy L. Keegan
President & CEO	Executive VP & CFO
(239) 254-2147

For Immediate Release

SECOND QUARTER EARNINGS DOUBLE AT BANK OF FLORIDA CORP.

Loan Growth and Asset Quality Remain Strong; Old Florida Acquisition Immediately Accretive to Earnings per Share

Naples, Fla. – July 26, 2007 — Bank of Florida Corporation. (Nasdaq: BOFL), a $1.3 billion-asset multi-bank holding company based in Naples, Florida, today reported net income of $1.2 million for second quarter 2007, up 125% over the same period last year. Earnings per diluted share were $0.10, a 43% increase over second quarter 2006, with approximately 4.4 million more in average shares outstanding. The increase in shares outstanding includes the combined issuance of 3.7 million common shares for acquisitions in the past 11 months (Old Florida Bankshares, Inc. in April 2007 and Bristol Bank in August 2006), with an additional 2.9 million shares in a May 2006 public offering.

For the first six months of 2007, net income reached $2.1 million or $0.19 per diluted share, up 121% and 36%, respectively, over the same 2006 period. Compared to first quarter 2007, second quarter net income increased 43%, while diluted earnings per share rose $0.01 or 11%. For both second quarter 2007 and year-to-date, the growth in top-line revenue (a non-GAAP measure which the Company defines as net interest income plus noninterest income, excluding net securities gains/losses) exceeded the growth in noninterest expense, signifying continued positive operating leverage.

Michael L. McMullan, Bank of Florida Corporation’s CEO and President, stated, “This was truly a formative quarter for Bank of Florida Corporation, with the closing on April 24 of the $283-million-asset Old Florida Bankshares, Inc. (“Old Florida”) acquisition, the second and largest acquisition in our nine-year history. At nearly $1.3 billion in total assets across our three banking subsidiaries and trust company, we are now the fourth largest publicly-traded commercial bank holding company in Florida based on market capitalization.

“In addition, we have been engaged in integration planning of the Old Florida acquisition since September of 2006. This system conversion will occur over the next couple of months and is expected to improve operating productivity and customer service company-wide, as well as reduce redundant computer costs and bring additional fee-generation opportunities. Further savings are scheduled, including the closing of a branch facility in South Lee County, which is located in the same shopping center as our recently opened Bonita Springs branch, and the merging of our two operations centers.

“At the same time, earning asset generation continued briskly during the quarter. From an organic growth (which the Company defines as growth on assets excluding the impact of acquisitions) perspective, the Company increased loans $68 million during the quarter, the largest increase in our history and well on our way to 25% growth for the year. The remaining $207 million increase in loans was driven by the Old Florida acquisition. Over the past 12 months, excluding both the Old Florida and Bristol Bank acquisitions, loans have risen $217 million or 36%, indicative of the continuing strength and diversity of our geographic markets.”

McMullan concluded, “The more than doubling of second quarter 2007 earnings over the same period last year primarily reflects the impact of loan growth, both organically and from our two acquisitions, offsetting a net interest margin that has narrowed reflective of financial market trends. Noninterest income climbed 29%, largely driven by our acquisitions, as well as the performance of Bank of Florida Trust Company, whose assets under management reached $514 million at June 30, 2007, an increase of $130 million or 34% during the past 12 months. Positive operating leverage of $1.1 million improved our efficiency ratio by 2.7 percentage points to 78% and continued excellent asset quality was reflected in the level of provision booked for the quarter. These same factors largely explain the $375,000 or 43% increase in second quarter 2007 earnings over the first quarter.”

Specific performance factors for second quarter 2007 are below.

•

Loans totaled $1.1 billion at June 30, 2007, increasing $275 million during the second quarter, $207 million of which was contributed by the Old Florida acquisition. The balance of the loan growth, or $68 million, exceeded the $56 million increase in second quarter 2006 and represents the largest quarterly organic increase in the Company’s history. The primary factors explaining organic growth during the second quarter were $28 million more in condominium and commercial office construction loans; an $18 million increase in permanent loans on commercial offices; $7 million more in commercial and industrial loans; and $6 million more in residential mortgages. Over the past 12 months, the loan portfolio has increased $500 million or 82%; excluding the Company’s two acquisitions, growth has been $217 million or 36%. As of quarter end, 49% of the Company’s loans adjust within 90 days to a change in the prime rate or LIBOR.

•

Total deposits increased $252 million during the second quarter to $970 million; excluding the contribution of Old Florida, the increase was $17 million or 2%. Core deposits, which exclude all CDs, rose $149 million; after removing Old Florida’s contribution, the organic increase was $20 million or 5% in the past 90 days. The primary reason for the organic increase continued to be strong growth in money market accounts (up $25 million or 9%), more than offsetting a slight decline in demand deposit and NOW accounts. The latter reflects intense competition for business operating accounts and declines in balances of customers whose business reflects reduced real estate closings in the Company’s service areas, including title companies and attorneys. Increased money market accounts of $45 million (excluding acquisitions) in the past 12 months have also been the reason for core deposit growth of $23 million or 6% during that period. Including the acquisitions, core deposits as a percent of total deposits have increased three percentage points to 60% since June 30, 2006.

•

Total borrowings, including advances from the Federal Home Loan Bank (FHLB) and subordinated debt, were $111 million at June 30, 2007, up $25 million and $5 million, respectively, during the past 90 days. The increase in subordinated debt represents debt originated by Old Florida prior to acquisition. Over the past 12 months, FHLB borrowings have increased $64 million or 206% to $95 million as the Company has found this source to be an effective asset/liability management tool to supplement growth in retail and national market CDs. National market CDs (included in total deposits above), which serve as companion asset/liability management tool with FHLB borrowings, increased $4 million during second quarter 2007 to $87 million versus $51 million twelve months earlier. Combined borrowings and national market CDs represented 17% of total earning assets as of June 30, 2007, an increase from 13% in the past year.

•

Net interest income from loans and investments in second quarter 2007 increased 22% or $2.0 million over first quarter, all but $176,000 of which represents the Old Florida acquisition. The latter increase reflects $30 million in organic growth in average earning assets (net of funds expended for the Old Florida transaction cash payments), more than offsetting the impact of a narrower net interest margin. Compared to second quarter 2006, net interest income has risen nearly $3.8 million or 52%; excluding the Old Florida and Bristol acquisitions, net interest income increased $1.2 million or 32%, entirely driven by earning asset growth.

•

The net interest margin was 4.10% for the second quarter, a decrease of 15 basis points from the first quarter reflective of intense deposit competition and maturing certificates of deposit repricing at higher rates. The primary drivers during this time period were the combination of a slightly lower proportion of demand deposit accounts (to 12.3% of average deposits, due to Old Florida’s relatively small portion of noninterest bearing deposits at the present time) along with a 0.05% higher average cost of interest-bearing liabilities, reflecting increased rates paid on NOW and money market accounts (in part due to higher pricing of Old Florida accounts), and higher national market CD rates.

•

Asset quality remained excellent during the quarter, with nonperforming loans, excluding those added as part of the Old Florida acquisition, at $151,000. Including the acquisition, nonperforming loans totaled $5.0 million or 0.45% of total loans, none of which the Company believes have any loss exposure (approximately 50% of the Old Florida total nonperforming loans represents a single commercial real estate loan that is fully collateralized). Loans 30-89 days past due and still accruing were $755,000 at June 30, 2007 or 0.07% of total loans outstanding, down slightly from 90 days earlier and an increase of $131,000 from June 30, 2006, when the ratio on a lower level of loans outstanding was 0.10%. There were no net charge-offs this quarter, resulting in a 0.04% ratio of net charge-offs to average loans for the first half of this year, a reduction from 0.07% in the same 2006 period. The allowance for loan losses as a percent of total loans increased 8 basis points in the last 90 days to 1.07% at June 30, 2007, 14 basis points higher than one year ago reflective of both the Old Florida acquisition and organic increases. Coverage of the allowance to nonperforming loans was nearly 2.4 times.

1185 Immokalee Road, Naples, Florida 34110 (239) 254-2100

•

Assets under advice at Bank of Florida Trust Company reached $514 million, up $3 million during the second quarter and a $130 million or 34% increase over one year ago. In addition to benefiting from favorable equity market conditions, the year-over-year increase resulted from continued strong new business development activities, as well as increased contributions from existing client accounts. Growth during the past 90 days was partially offset by withdrawals from a large client for personal needs. Pretax earnings at the trust company were $234,000 for the quarter and $472,000 year-to-date, an 89% increase compared to the first half of 2006.

•

Noninterest income reached $1.3 million in the second quarter, a $40,000 or 3% increase over first quarter 2007. Top-line revenue (as defined above) continued to grow strongly in the second quarter versus first quarter 2007, up over $2.0 million compared to noninterest expense growth of approximately $1.4 million. Comparing second quarter 2007 to the same quarter last year, top-line revenue climbed 49% versus noninterest expense growth of 44%, resulting in a positive contribution to pretax earnings of over $1.1 million. Consequently, the Company’s second quarter 2007 efficiency ratio (noninterest expense/top-line revenue) improved to 78%, 2.0 percentage points better than in first quarter 2007 and 2.7 percentage points better than four quarters earlier.

•

Of the $1.4 million increase in noninterest expense noted above, comparing second quarter to that experienced in the first quarter, all but $113,000 was contributed by the Old Florida acquisition. The expense savings with this transaction are expected to begin to occur in the fourth quarter of this year, after the completion of the core operating system conversion. Compared to four quarters earlier, second quarter 2007 noninterest expense, excluding the Old Florida and Bristol Bank acquisitions, rose $838,000 or 12%. The majority of this increase was related to higher personnel costs, which was primarily driven by the hiring of additional staff in support of Bank Secrecy Act compliance as the Company proactively addresses the evolving changes and increased requirements in this area.

The table on pages 3-4 summarizes the Company’s results for second quarter 2007 and year-to-date versus first quarter 2007 and comparable prior year periods.

Bank of Florida Corporation

Summary of Consolidated Financial Data

(Dollars in thousands, except per share data)

	For the Three Months Ended							For the Six months Ended
	June 30, 2007	March 31, 2007	Increase/(decrease)		June 30, 2006	Increase/(decrease)		June 30, 2007	June 30, 2006	Increase/ (decrease)
			$	%		$	%			$	%
Total interest income	$21,251	$16,731	$4,520	27.0%	$11,858	$9,393	79.2%	$37,982	$21,803	$16,179	74.2%
Total interest expense	10,118	7,599	2,519	33.1%	4,522	5,596	123.8%	17,718	8,249	9,469	114.8%
Net interest income before provision	11,133	9,132	2,001	21.9%	7,336	3,797	51.8%	20,264	13,554	6,710	49.5%
Provision for loan losses	624	576	48	8.3%	656	(32)	-4.9%	1,200	1,262	(62)	-4.9%
Net interest income after provision	10,509	8,556	1,953	22.8%	6,680	3,829	57.3%	19,064	12,292	6,772	55.1%
Non interest income	1,300	1,260	40	3.2%	1,006	294	29.2%	2,561	2,106	455	21.6%
Gain on sale of investments	0	0	0	N/A	0	0	N/A	0	0	0	0
Noninterest expense	9,745	8,354	1,391	16.7%	6,764	2,981	44.1%	18,099	12,805	5,294	41.3%
Income before taxes	2,064	1,462	602	41.2%	922	1,142	123.9%	3,526	1,593	1,933	121.3%
Provision for income taxes	824	597	227	38.0%	370	454	N/A	1,421	640	781	N/A
Net income	1,240	865	375	43.4%	552	688	124.6%	2,105	953	1,152	120.9%
Basic earnings per common share	$0.10	$0.09	$0.01	11.1%	$0.07	$0.03	42.9%	$0.20	$0.14	$0.06	42.9%
Diluted earnings per common share	$0.10	$0.09	0.01	11.1%	$0.07	0.03	42.9%	$0.19	$0.14	0.05	35.7%
Weighted average common shares - Basic	11,894,845	9,588,972	2,305,873	24.0%	7,390,499	4,504,346	60.9%	10,748,279	6,671,212	4,077,067	61.1%
Weighted average common shares - Diluted	12,060,332	9,794,468	2,265,864	23.1%	7,648,394	4,411,938	57.7%	10,932,548	6,928,726	4,003,822	57.8%
Return on average assets	0.42%	0.38%	0.04%	10.5%	0.32%	0.10%	-31.3%	0.40%	0.29%	0.11%	-37.9%
Return on average common equity	2.75%	2.53%	0.22%	8.7%	2.48%	0.27%	-10.9%	2.65%	2.55%	0.10%	-3.9%
Top-line revenue	$12,433	$10,392	$2,041	19.6%	$8,342	$4,091	49.0%	$22,825	$15,660	$7,165	45.8%
Net interest margin	4.10%	4.25%	-0.15%	-3.5%	4.60%	-0.50%	-10.9%	4.17%	4.52%	-0.35%	-7.7%
Efficiency ratio	78.38%	80.39%	-2.01%	-2.5%	81.08%	-2.70%	-3.3%	79.29%	81.77%	-2.48%	-3.0%
Average equity to average assets	15.26%	14.93%	0.33%	2.2%	12.96%	2.30%	17.7%	15.12%	11.56%	3.56%	30.8%
Average loans held for investment to average deposits	114.74%	115.63%	-0.89%	-0.8%	100.35%	14.39%	14.3%	113.36%	99.19%	14.17%	14.3%
Net charge-offs to average loans	0.00%	0.10%	-0.10%	N/A	0.03%	-0.03%	N/A	0.04%	0.07%	-0.03%	-42.9%

	June 30, 2007	March 31, 2007	Increase/(decrease)		June 30, 2006	Increase/(decrease)
			$	%		$	%
Total assets	$1,280,983	938,739	$342,244	36.5%	$756,267	$524,716	69.4%
Cash & cash equivalents	34,094	36,576	(2,482)	-6.8%	91,040	(56,946)	-62.6%
Earning assets	1,164,703	899,205	265,498	29.5%	728,062	436,641	60.0%
Investment securities	42,290	39,490	2,800	7.1%	42,316	(26)	-0.1%
Loans	1,106,375	831,195	275,180	33.1%	606,564	499,811	82.4%
Allowance for loan losses	11,804	8,203	3,601	43.9%	5,666	6,138	108.3%
Intangible Assets	63,146	13,808	49,338	357.3%	912	62,234	6823.9%
Deposit accounts	970,296	718,584	251,712	35.0%	593,561	376,735	63.5%
Borrowings	110,798	80,500	30,298	37.6%	42,000	68,798	163.8%
Stockholders’ equity	$196,031	137,028	$59,003	43.1%	118,444	$77,587	65.5%
Total common shares outstanding	12,726,131	9,610,069	3,116,062	32.4%	8,871,444	3,854,687	43.5%
Book value per common share	$15.40	$14.26	$1.14	8.0%	$13.35	$2.05	15.4%
Tangible book value per common share	$10.44	$12.82	$(2.38)	-18.6%	$13.25	$(2.81)	-21.2%
Loan loss allowance to total loans	1.07%	0.99%	0.08%	8.1%	0.93%	0.14%	15.1%
Loan loss allowance to nonperforming loans	237.58%	418.28%	-180.70%	-43.20%	0.00%	237.58%	N/A
Nonperforming loans to total loans	0.45%	0.24%	0.21%	87.5%	0.00%	0.45%	N/A
Nonperforming assets to total assets	0.39%	0.21%	0.18%	85.71%	0.00%	0.39%	N/A
Leverage (tier 1 to average total assets)	11.59%	13.38%	-1.79%	-13.4%	17.01%	-5.42%	-31.9%
Assets under advice—Bank of Florida Trust Company	$514,192	$510,980	3,212	0.6%	$384,154	130,038	33.9%

	June 30, 2007	March 31, 2007	Dec. 30, 2006	Sept 30, 2006	June 30, 2006	March 31, 2006	Dec 30, 2005	Sept 30, 2005	June 30, 2005
Total interest income	$21,251	$16,731	$16,227	$14,299	$11,858	$9,945	$8,819	$7,560	$6,671
Total interest expense	10,118	7,599	7,005	5,967	4,522	3,727	3,040	2,371	2,117
Net interest income before provision	11,133	9,132	9,222	8,332	7,336	6,218	5,779	5,189	4,554
Provision for loan losses	624	576	734	840	656	606	594	614	399
Net interest income after provision	10,509	8,556	8,488	7,492	6,680	5,612	5,185	4,575	4,155
Non interest income	1,300	1,260	1,074	1,062	1,006	1,099	879	865	819
Gain on sale of investments	0	0	0	0	0	0	0	0	0
Noninterest expense	9,745	8,354	8,361	7,418	6,764	6,041	5,448	4,853	4,647
Net income before taxes	2,064	1,462	1,201	1,136	922	670	616	587	327
Provision for income taxes	824	597	524	447	370	270	(3,728)	0	0
Net income (loss)	1,240	865	677	689	552	400	4,344	587	327
Basic earnings (loss) per common share	$0.10	$0.09	$0.07	$0.08	$0.07	$0.07	$0.73	$0.10	$0.02
Diluted earnings (loss) per common share	$0.10	$0.09	$0.07	$0.07	$0.07	$0.06	$0.70	$0.10	$0.02
Weighted average common shares - Basic	11,894,845	9,588,972	9,569,452	9,149,185	7,390,499	5,943,933	5,923,862	5,917,630	5,686,208
Weighted average common shares - Diluted	12,060,332	9,794,468	9,804,949	9,397,872	7,648,394	6,213,178	6,224,724	6,168,208	5,836,987
Return on average assets	0.42%	0.38%	0.31%	0.35%	0.32%	0.26%	3.14%	0.46%	0.27%
Return on average common equity	2.75%	2.53%	2.01%	2.20%	2.48%	2.77%	31.50%	4.27%	2.63%
Top-line revenue	$12,433	$10,392	$10,296	$9,394	$8,342	$7,317	$6,658	$6,054	$5,373
Net interest margin	4.10%	4.25%	4.44%	4.46%	4.60%	4.43%	4.42%	4.31%	3.99%
Efficiency ratio	78.38%	80.39%	81.21%	78.97%	81.08%	82.56%	81.83%	80.16%	86.49%
Average equity to average assets	15.26%	14.93%	15.53%	16.05%	12.96%	9.53%	9.97%	10.74%	10.66%
Average loans held for investment to average deposits	114.74%	115.63%	112.83%	108.00%	100.35%	97.65%	97.44%	93.32%	89.16%
Net charge-offs to average loans	0.00%	0.10%	0.00%	0.00%	0.03%	0.12%	0.06%	0.04%	0.00%

	June 30, 2007	March 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	March 31, 2006	Dec 30, 2005	Sept 30, 2005	June 2005
Total assets	1,280,983	938,739	883,102	850,096	756,267	620,136	569,782	518,083	504,727
Cash & cash equivalents	34,094	36,576	27,744	48,457	91,040	36,320	50,117	43,081	80,358
Earning assets	1,164,703	899,205	838,626	789,695	728,062	588,641	536,933	494,945	476,863
Investment securities	42,290	39,490	41,724	41,995	42,316	18,319	18,622	19,094	19,520
Loans held for investment	1,106,375	831,195	783,610	728,610	606,564	550,114	486,722	444,914	393,701
Allowance for loan losses	11,804	8,203	7,833	7,094	5,666	5,055	4,603	4,084	3,513
Intangible Assets	63,146	13,808	13,831	13,225	912	918	931	941	950
Deposit accounts	970,296	718,584	691,180	660,443	593,561	535,192	495,080	443,308	444,761
Other Borrowings	110,798	80,500	53,500	50,500	42,000	24,000	14,000	19,000	5,000
Stockholders’ equity	196,031	137,028	135,505	134,463	118,444	59,485	59,061	54,285	53,666
Total common shares outstanding	12,726,131	9,610,069	9,575,153	9,563,703	8,871,444	5,944,533	5,943,783	5,919,385	5,916,685
Book value per common share	$15.40	$14.26	$14.15	$14.06	$13.35	$10.01	$9.94	$9.17	$9.07
Tangible book value per common share	$10.44	$12.82	$12.71	$12.68	$13.25	$9.85	$9.78	$9.01	$8.91
Loan loss allowance to total loans	1.07%	0.99%	1.00%	0.97%	0.93%	0.92%	0.94%	0.92%	0.89%
Loan loss allowance to nonperforming loans	237.58%	418.28%	1160.26%	954.12%	0.00%	11121.59%	1435.40%	1350.37%	748.85%
Nonperforming loans to total loans	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%	0.07%	0.07%	0.12%
Nonperforming assets to total assets	0.39%	0.21%	0.08%	0.09%	0.00%	0.01%	0.06%	0.06%	0.09%
Leverage (tier 1 to average total assets)	11.59%	13.38%	13.95%	15.58%	17.01%	9.46%	10.28%	10.46%	10.77%
Assets under advice—Bank of Florida Trust Company	$514,192	$510,980	$415,318	$381,371	$384,154	$409,092	$390,002	$340,753	$306,152

CONSOLIDATED STATEMENTS OF OPERATIONS

BANK OF FLORIDA CORP. AND SUBSIDIARIES

Three Months ended June 30, 2007 and 2006 and March 31, 2007

	Three Months Ended June 30,			Three Months Ended March 31, 2007	2Q’07-2Q’06		% of Total Chg	2Q’07-1Q’07		% of Total Chg
	2007	2006			$ Change	% Change		$ Change	% Change
	(unaudited)
INTEREST INCOME
Interest and fees on loans	20,409	11,048		16,013	$9,361	84.7%		$4,396	27.5%
Interest on securities and other	674	310		616	$364	117.4%		$58	9.4%
Interest on federal funds sold	168	500		102	$(332)	-66.4%		$66	64.7%

TOTAL INTEREST INCOME	21,251	11,858		16,731	$9,393	79.2%		$4,520	27.0%

INTEREST EXPENSE
Interest on deposits	8,709	4,143		6,647	$4,566	110.2%		$2,062	31.0%
Interest on subordinated Debt	276	200		208
Interest on FHLB & other borrowings	1,133	178		744	$955	536.5%		$389	52.3%

TOTAL INTEREST EXPENSE	10,118	4,521		7,599	$5,597	123.8%		$2,519	33.1%

NET INTEREST INCOME	11,133	7,337		9,132	$3,796	51.7%		$2,001	21.9%
PROVISION FOR LOAN LOSSES	624	656		576	$(32)	-4.9%		$48	8.3%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,509	6,681		8,556	$3,828	57.3%		$1,953	22.8%
NON-INTEREST INCOME
Service charges & fees	520	240	(5)	387	$280	116.7%		$133	34.4%
Mortgage banking fees	112	100		76	$12	12.0%		$36	47.4%
Trust Fees, net	722	666	(2)	716	$56	8.4%		$6	0.8%
Other gains/losses	(54)	—	(1)	81	$(54)	0.0%		$(135)	0.0%

Total Non-interest income	1,300	1,006		1,260	$294	29.2%		$40	3.2%

TOP-LINE REVENUE	12,433	8,343		10,392	$4,090	49.0%		$2,041	19.6%

NON-INTEREST EXPENSES
Salaries and employee benefits	5,466	3,708		4,558	$1,758	47.4%	59.0%	$908	19.9%	65.3%
Occupancy expenses	1,379	965		1,155	$414	42.9%	13.9%	$224	19.4%	16.1%
Equipment rental, depreciation and maintenance	551	381		407	$170	44.6%	5.7%	$144	35.4%	10.4%
General operating	2,349	1,710		2,234	$639	37.4%	21.4%	$115	5.1%	8.3%

TOTAL NON-INTEREST EXPENSES	9,745	6,764		8,354	$2,981	44.1%	100.0%	$1,391	16.7%	100.0%

INCOME BEFORE INCOME TAXES	2,064	923		1,462	$1,141	123.6%		$602	41.2%
INCOME TAXES	824	370		597	$454	122.7%		$227	38.0%

NET INCOME	1,240	553		865	$687	124.2%		$375	43.4%

EARNINGS PER SHARE	$0.10	$0.07		$0.09	$0.03	$0.39		$0.01	13.2%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,059,799	7,648,394		9,794,468	4,411,405	57.7%		2,265,331	23.1%

(1) & (5) 1Q’07 includes $85,000 gain from repaying an FHLB advance, less $4,000 misc other losses (originally reported in service chgs in 1Q’07 earnings release); 1Q’07 service charges as originally reported have been reduced by $81,000
(2) 1Q’07 includes a $31,000 one-time billing adjustment
EFFICIENCY RATIO	78.4%	81.1%		80.4%	-2.7%			-2.0%

OPERATING LEVERAGE					$1,109			$650

BANK OF FLORIDA CORP. AND SUBSIDIARIES

	Six Months Ended June 30,		YTD’07-YTD’06
	2007	2006	$ Change	% Change
	(unaudited)
INTEREST INCOME
Interest and fees on loans	$36,422	$20,430	$15,992	78.3%
Interest on securities and other	1,290	525	$765	145.7%
Interest on federal funds sold	270	849	$(579)	-68.2%

TOTAL INTEREST INCOME	37,982	21,804	$16,178	74.2%

INTEREST EXPENSE
Interest on deposits	15,356	7,643	$7,713	100.9%
Interest on subordinated Debt	484	386
Interest on FHLB & other borrowings	1,878	220	$1,658	753.6%

TOTAL INTEREST EXPENSE	17,718	8,249	$9,469	114.8%

NET INTEREST INCOME	20,264	13,555	$6,709	49.5%
PROVISION FOR LOAN LOSSES	1,200	1,262	$(62)	-4.9%
NET INTEREST INCOME AFTER

PROVISION FOR LOAN LOSSES	19,064	12,293	$6,771	55.1%
NON-INTEREST INCOME
Service charges & fees	908	546	$362	66.3%
Mortgage banking fees	187	282	$(95)	-33.7%
Trust Fees, net	1,439	1,277	$162	12.7%
Other gains/losses	27	—	$27	0.0%

Total Non-interest income	2,561	2,105	$456	21.7%

TOP-LINE REVENUE	22,825	15,660	$7,165	45.8%

NON-INTEREST EXPENSES
Salaries and employee benefits	10,024	7,030	$2,994	42.6%
Occupancy expenses	2,524	1,830	$694	37.9%
Equipment rental, depreciation and maintenance	968	742	$226	30.5%
General operating	4,583	3,203	$1,380	43.1%

TOTAL NON-INTEREST EXPENSES	18,099	12,805	$5,294	41.3%

INCOME BEFORE INCOME TAXES	3,526	1,593	$1,933	121.3%
INCOME TAXES	1,421	640	$781	122.0%

NET INCOME (LOSS)	$2,105	$953	$1,152	120.9%

EARNINGS PER SHARE	$0.19	$0.14	$0.05	38.1%

WEIGHTED AVERAGE SHARES OUTSTANDING	10,932,280	5,813,230	5,119,050	88.1%

EFFICIENCY RATIO	79.3%	81.8%	-2.5%

OPERATING LEVERAGE			$1,871

BANCSHARES OF FLORIDA, INC.

RATE / VOLUME VARIANCE ANALYSIS

Three months ended June 30, 2007 vs.

Three months ended March 31, 2007

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)
	June 2007 - Quarter-to-Date			March 2007 - Quarter-to-Date			Rate Variance	Volume Variance	Increase (Decrease) Due to
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate			Rate	Volume	Days Diff	Total
EARNING ASSETS
Total Commercial loans	$878,797	$17,695	8.08%	$690,643	$13,720	8.06%	0.02%	188,154	$34	$3,941	$—	$3,975
Total Consumer loans	55,072	1,136	8.27%	47,291	917	7.86%	0.41%	7,781	48	171	—	219
Total Residential real estate loans	91,779	1,578	6.90%	78,885	1,376	7.07%	-0.18%	12,894	(35)	237	—	202
Overdrafts	(2,474)	—	0.00%	483	—	0.00%	0.00%	(2,957)	—	—	—	—

Total Loans	1,023,174	20,409	8.00%	817,302	16,013	7.95%	0.05%	205,872	112	4,284	—	4,396
Investment Securities	48,679	658	5.42%	45,295	590	5.28%	0.14%	3,384	16	52	—	68
Federal funds sold	15,532	168	4.34%	7,775	102	5.32%	-0.98%	7,757	(19)	85	—	66
Deposits in banks	455	16	14.46%	1,987	26	5.31%	9.15%	(1,532)	45	(55)	—	(10)

Total Interest-earning assets	$1,087,840	$21,251	7.84%	$872,359	$16,731	7.78%	0.06%	$215,481	$154	$4,367	$—	$4,520

Non interest-earning assets	93,726			42,416

Total Assets	$1,181,566			$914,775

INTEREST-BEARING LIABILITIES
Interest Bearing Checking	64,171	224	1.40%	$43,185	77	0.72%	0.68%	20,986	$73	$74	$—	$147
Money Market Accounts	350,437	3,956	4.53%	287,962	3,129	4.41%	0.12%	62,475	87	740	—	827
Savings Accounts	10,021	48	1.91%	4,040	10	1.00%	0.91%	5,981	9	29	—	38
Total Certificates	357,436	4,482	5.03%	276,188	3,434	5.04%	-0.01%	81,248	(9)	1,057	—	1,048

Total Deposits	782,065	8,709	4.47%	611,375	6,650	4.41%	0.06%	170,690	160	1,900	—	2,059
Total FHLB Advances	88,135	1,133	5.16%	57,010	742	5.28%	-0.12%	31,125	(17)	408	—	391
Total Subordinated Debt	14,681	276	7.54%	11,000	207	7.63%	-0.09%	3,681	(3)	72	—	69

Total Interest-Bearing Liabilities	$884,881	$10,118	4.59%	$679,385	$7,599	4.54%	0.05%	$205,496	$140	$2,379	$—	$2,519

Demand Deposits	109,638			95,461
Other Liabilities	6,693			3,347
Stockholder’s equity	180,354			136,582

Total liabilities and equity	$1,181,566			$914,775

Net interest income/net interest spread		$11,133	3.25%		$9,132	3.24%	0.01%	$9,985	$14	$1,987	$—	$2,001

Net interest margin			4.10%			4.25%	-0.15%

BANCSHARES OF FLORIDA, INC.

RATE / VOLUME VARIANCE ANALYSIS

Three months ended June 30,

2007 vs. 2006

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)
	2007			2006			Rate Variance	Volume Variance	Increase (Decrease) Due to
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate			Rate	Volume	Days Diff	Total
EARNING ASSETS
Total Commercial loans	$878,797	$17,695	8.08%	$486,290	$9,562	7.89%	0.19%	392,507	$230	$7,903	$—	$8,133
Total Consumer loans	55,072	1,136	8.27%	39,222	714	7.30%	0.97%	15,850	95	327	—	422
Total Residential real estate loans	91,779	1,578	6.90%	46,942	772	6.60%	0.30%	44,837	35	771	—	806
Overdrafts	(2,474)	—	0.00%	249	—	0.00%	0.00%	(2,723)	—	—	—	—

Total Loans	1,023,174	20,409	8.00%	572,703	11,048	7.74%	0.26%	450,471	376	8,985	—	9,361
Investment Securities	48,679	658	5.42%	24,342	287	4.73%	0.69%	24,337	42	329	—	371
Federal funds sold	15,532	168	4.34%	40,295	500	4.98%	-0.64%	(24,763)	(64)	(268)	—	(332)
Deposits in banks	455	16	14.46%	2,036	23	0.00%	14.46%	(1,581)	73	(80)	—	(7)

Total Interest-earning assets	$1,087,840	$21,251	7.84%	$639,376	$11,858	7.44%	0.40%	$448,464	$427	$8,967	$—	$9,393

Non interest-earning assets	93,726			47,039

Total Assets	$1,181,566			$686,415

INTEREST-BEARING LIABILITIES
Interest Bearing Checking	64,171	224	1.40%	52,159	98	0.75%	0.65%	12,012	$84	$42	$—	$126
Money Market Accounts	350,437	3,956	4.53%	207,901	1,677	3.24%	1.29%	142,536	670	1,609	—	2,279
Savings Accounts	10,021	48	1.91%	3,646	10	1.10%	0.81%	6,375	7	30	—	38
Total Certificates	357,436	4,482	5.03%	217,339	2,358	4.35%	0.68%	140,097	367	1,757	—	2,124

Total Deposits	782,065	8,710	4.47%	481,045	4,143	3.45%	1.01%	301,020	1,129	3,438	—	4,567
Total FHLB Advances	88,135	1,133	5.16%	13,220	178	5.40%	-0.24%	74,915	(8)	963	—	955
Total Subordinated Debt	14,681	276	7.54%	11,000	200	7.29%	0.25%	3,681	7	69	—	76

Total Interest-Bearing Liabilities	$884,881	$10,119	4.59%	$505,265	$4,521	3.59%	1.00%	$379,616	$1,127	$4,470	$—	$5,598

Demand Deposits	109,638			89,078
Other Liabilities	6,693			3,138
Stockholder’s equity	180,354			88,934

Total liabilities and equity	$1,181,566			$686,415

Net interest income/net interest spread		$11,133	3.25%		$7,337	3.85%	-0.60%	$68,848	$(701)	$4,496	$—	$3,796

Net interest margin			4.10%			4.60%	-0.50%

BANCSHARES OF FLORIDA, INC.

RATE / VOLUME VARIANCE ANALYSIS

Six months ended June 30,

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)
	2007			2006			Rate Variance	Volume Variance	Increase (Decrease) Due to
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
									Rate	Volume	Days Diff	Total
EARNING ASSETS
Total Commercial loans	$785,240	$31,415	8.07%	$459,478	$17,545	7.70%	0.37%	325,762	$837	$13,033	$—	$13,870
Total Consumer loans	51,203	2,053	8.09%	40,755	1,436	7.11%	0.98%	10,448	198	419	—	617
Total Residential real estate loans	85,368	2,954	6.98%	44,808	1,449	6.52%	0.46%	40,560	101	1,404	—	1,505
Overdrafts	(1,004)	—	0.00%	389	—	0.00%	0.00%	(1,393)	—	—	—	—

Total Loans	920,807	36,422	7.98%	545,430	20,430	7.55%	0.42%	375,377	1,144	14,848	—	15,992
Investment Securities	46,996	1,248	5.36%	21,929	494	4.54%	0.81%	25,067	88	666	—	754
Federal funds sold	11,675	270	4.66%	35,942	849	4.76%	-0.10%	(24,267)	(18)	(561)	—	(579)
Deposits in banks	1,217	42	6.94%	1,383	31	4.52%	2.42%	(166)	17	(6)	—	11

Total Interest-earning assets	$980,695	$37,982	7.81%	$604,684	$21,804	7.27%	0.54%	$376,011	$1,231	$14,947	$—	$16,178

Non interest-earning assets	68,212			41,493

Total Assets	$1,048,907			$646,177

INTEREST-BEARING LIABILITIES
Interest Bearing Checking	53,736	301	1.13%	52,115	164	0.63%	0.49%	1,621	$128	$9	$—	$137
Money Market Accounts	319,372	7,084	4.47%	189,417	2,911	3.10%	1.37%	129,955	1,290	2,883	—	4,173
Savings Accounts	7,047	57	1.64%	4,075	23	1.14%	0.50%	2,972	10	24	—	34
Total Certificates	317,036	7,916	5.04%	215,688	4,545	4.25%	0.79%	101,348	840	2,531	—	3,371

Total Deposits	697,191	15,358	4.44%	461,295	7,643	3.34%	1.10%	235,896	2,269	5,446	—	7,715
Total FHLB Advances	72,658	1,875	5.20%	8,564	220	5.18%	0.02%	64,094	1	1,654	—	1,655
Total Subordinated Debt	12,851	484	7.59%	11,000	386	7.08%	0.52%	1,851	28	70	—	98

Total Interest-Bearing Liabilities	$782,700	$17,717	4.56%	$480,859	$8,249	3.46%	1.10%	$301,841	$2,298	$7,170	$—	$9,468

Demand Deposits	102,612			88,304
Other Liabilities	5,006			2,345
Stockholder’s equity	158,589			74,669

Total liabilities and equity	$1,048,907			$646,177

Net interest income/net interest spread		$20,264	3.25%		$13,555	3.81%	-0.56%	$74,170	$(1,067)	$7,776	$—	$6,709

Net interest margin			4.17%			4.52%	-0.35%

Bank of Florida Corp.

Loan Portfolio Trend Breakdown

(Source: Call Report Schedules)

	C&I	Com’l RE	Construct.	Total Com’l	1-4 Family	Multi- Fam	Non- Coml RE	Home Equity	Other Consumer	Combined Oth Consmr	Less: Unearned & Def Ln Fees*	Total Loans	Total Real Estate	Change in Total Loans vs. Prior Period
6/30/2007	$88,763	$387,167	$410,734	$886,664	$125,291	$34,182	$159,473	$44,347	$15,891	$60,238		$1,106,375	$1,001,721	$275,180
6/30/07 Mix of Total	8.0%	35.0%	37.1%	80.1%	11.3%	3.1%	14.4%	4.0%	1.4%	5.4%	0.0%	100.0%	90.5%
6/30/07 Mix of Segment	10.0%	43.7%	46.3%	100.0%
6/30/07 Mix of Segment		38.7%	41.0%		12.5%	3.4%		4.4%					100.0%
$ chg 3/31/07	$13,920	$113,197	$94,132	$221,249	$33,905	$10,733	$44,638	$5,506	$3,787	$9,293	$—	$275,180	$257,473
$ chg 6/30/06	$32,025	$182,301	$190,437	$404,763	$53,284	$18,007	$71,291	$19,865	$2,844	$22,709	$(1,048)	$499,811	$463,894
% chg 6/30/06	56.4%	89.0%	86.4%	84.0%	74.0%	111.3%	80.8%	81.1%	21.8%	60.5%	-100.0%	82.4%	86.3%
3/31/2007	$74,843	$273,970	$316,602	$665,415	$91,386	$23,449	$114,835	$38,841	$12,104	$50,945		$831,195	$744,248	$47,585
3/31/07 Mix of Total	9.0%	33.0%	38.1%	80.1%	11.0%	2.8%	13.8%	4.7%	1.5%	6.1%		100.0%
(Corrected) 12/31/2006	$66,087	$241,931	$303,950	$611,968	$94,401	$26,530	$120,931	$39,127	$12,835	$51,962	$1,251	$783,610	$705,939	$55,000
9/30/2006	$59,196	$235,988	$258,363	$553,547	$104,977	$21,254	$126,231	$35,893	$14,151	$50,044	$1,212	$728,610	$656,475	$122,046
6/30/2006	$56,738	$204,866	$220,297	$481,901	$72,007	$16,175	$88,182	$24,482	$13,047	$37,529	$1,048	$606,564	$537,827	$56,449
3/31/2006	$52,698	$211,665	$166,654	$431,017	$65,448	$20,142	$85,590	$23,967	$10,505	$34,472	$964	$550,115	$487,876	$63,393
12/31/2005	$36,834	$180,039	$141,534	$358,407	$66,128	$25,255	$91,383	$26,393	$11,391	$37,784	$852	$486,722	$439,349	$41,808
9/30/2005	$37,260	$162,262	$114,276	$313,798	$70,766	$22,424	$93,190	$26,528	$11,978	$38,506	$580	$444,914	$396,256	$51,213
6/30/2005	$43,509	$140,809	$80,899	$265,217	$70,367	$21,120	$91,487	$25,035	$12,471	$37,506	$509	$393,701	$338,230	$32,824
3/31/2005	$38,533	$119,943	$73,544	$232,020	$74,464	$17,286	$91,750	$22,918	$14,480	$37,398	$291	$360,877	$308,155	$35,098
6/30/06 Mix of Total	9.4%	33.8%	36.3%	79.4%	11.9%	2.7%	14.5%	4.0%	2.2%	6.2%	0.2%	100.0%	88.7%
6/30/06 Mix of Segment	11.8%	42.5%	45.7%	100.0%
6/30/06 Mix of Segment		38.1%	41.0%		13.4%	3.0%		4.6%					100.0%
12/31/2004	$42,721	$103,597	$65,172	$211,490	$60,124	$14,627	$74,751	$23,871	$15,869	$39,740	$202	$325,779
Bristol Bank 6/30/07	$12,061	$11,331	$14,192	$37,584	$20,378	$2,424	$22,802	$13,484	$2,133	$15,617		$76,003	$61,809	$2,087
6/30/07 Mix of Total	15.9%	14.9%	18.7%	49.5%	26.8%	3.2%	30.0%	17.7%	2.8%	20.5%	0.0%	100.0%
Old Florida 6/30/07	$6,847	$85,067	$72,404	$164,318	$27,890	$7,280	$35,170	$5,408	$2,264	$7,672		$207,160	$198,049
6/30/07 Mix of Total	3.3%	41.1%	35.0%	79.3%	13.5%	3.5%	17.0%	2.6%	1.1%	3.7%	0.0%	100.0%
Bristol Bank 3/31/07	$12,412	$10,850	$11,012	$34,274	$22,375	$2,436	$24,811	$13,166	$1,665	$14,831		$73,916	$59,839	$6,610
Bristol Bank 12/31/06	$9,115	$9,603	$10,847	$29,565	$19,758	$2,449	$22,207	$13,863	$1,746	$15,609	75	$67,306	$56,520	$6,367
Bristol Bank 9/30/06	$9,054	$5,649	$5,853	$20,556	$25,568	$1,621	$27,189	$11,003	$2,225	$13,228	34	$60,939	$49,694
6/30/07 Excl BB & OF	$69,855	$290,769	$324,138	$684,762	$77,023	$24,478	$101,501	$25,455	$11,494	$36,949	$—	$823,212	$741,863	$65,933
6/30/07 Mix Exc BB & OF	8.5%	35.3%	39.4%	83.2%	9.4%	3.0%	12.3%	3.1%	1.4%	4.5%		100.0%	90.1%
3/31/07 Excl Bristol Bank	$62,431	$263,120	$305,590	$631,141	$69,011	$21,013	$90,024	$25,675	$10,439	$36,114		$757,279	$684,409	$40,975
12/31/06 Excl Bristol Bank	$56,972	$232,328	$293,103	$582,403	$74,643	$24,081	$98,724	$25,264	$11,089	$36,353	$1,176	$716,304	$649,419	$48,633
9/30/06 Excl Bristol Bank	$50,142	$230,339	$252,510	$532,991	$79,409	$19,633	$99,042	$24,890	$11,926	$36,816	$1,178	$667,671	$606,781	$61,107
$ chg 3/31/07	$7,424	$27,649	$18,548	$53,621	$8,012	$3,465	$11,477	$(220)	$1,055	$835	$—	$65,933	$57,454
$ chg 6/30/06	$13,117	$85,903	$103,841	$202,861	$5,016	$8,303	$13,319	$973	$(1,553)	$(580)	$(1,048)	$216,648	$204,036
% chg 6/30/06	23.1%	41.9%	47.1%	42.1%	7.0%	51.3%	15.1%	4.0%	-11.9%	-1.5%	-100.0%	35.7%	37.9%
6/30/07 Excl OF	$81,916	$302,100	$338,330	$722,346	$97,401	$26,902	$124,303	$38,939	$13,627	$52,566	$—	$899,215	$803,672	$68,020
3/31/2007 Consolidated	$74,843	$273,970	$316,602	$665,415	$91,386	$23,449	$114,835	$38,841	$12,104	$50,945	$—	$831,195	$744,248	$47,585
$ chg 3/31/07	$7,073	$28,130	$21,728	$56,931	$6,015	$3,453	$9,468	$98	$1,523	$1,621	$—	$68,020
% chg 3/31/07	9.5%	10.3%	6.9%	8.6%	6.6%	14.7%	8.2%	0.3%	12.6%	3.2%		8.2%

Note: Bristol Bank includes Aventura Office

*	components net of unearned and def. beginning 3/31/07

Total Organic Assets	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007
Consolidated	$756,267	$850,096	$883,102	$938,739	$1,280,983
Less: Bristol Bank	$—	$100,782	$99,774	$102,762	$110,011
Less: Old Florida	$—	$—	$—	$—	$315,331

Equals: Organic Assets	$756,267	$749,314	$783,328	$835,977	$855,641
Chg from 12 mon ago—$					$99,374
Chg from 12 mon ago—%					13.1%

Bank of Florida Corp.

Deposit Trend and Breakdown

(Source: Consolidating Report)

	DDA	NOW	MMDA	Savings	CDs Retail	CDs Brokered	CDs IRA	Total CDs	Total Deposits	FHLB	Other Borrow	Core Depos. (excl CDs)	Chg in Tot Deposits Vs. Prior Period	Chg in Core Deposits Vs. Prior Period
6/30/2007	$108,511	$68,228	$392,717	$11,350	$281,090	$86,647	$21,753	$389,490	$970,296	$94,798	$16,000	$580,806	$251,712	$149,172
6/30/07 Mix of Total	11.2%	7.0%	40.5%	1.2%	29.0%	8.9%	2.2%	40.1%	100.0%			59.9%	35.0%	34.6%
6/30/07 Mix of Segment					72.2%	22.2%	5.6%	100.0%
6/30/07 Mix of Segment	18.7%	11.7%	67.6%	2.0%								100.0%
$ chg 3/31/07	$14,306	$25,818	$101,629	$7,419	$89,847	$3,585	$9,108	$102,540	$251,712	$25,298	$5,000	$149,172
$ chg 6/30/06	$15,290	$23,359	$152,892	$8,155	$128,346	$35,432	$13,261	$177,039	$376,735	$63,798	$5,000	$199,696
% chg 6/30/06	16.4%	52.1%	63.8%	255.2%	84.0%	69.2%	156.2%	83.3%	63.5%	205.8%	45.5%	52.4%
3/31/2007	$94,205	$42,410	$291,088	$3,931	$191,243	$83,062	$12,645	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
3/31/07 Mix of Total	13.1%	5.9%	40.5%	0.5%	26.6%	11.6%	1.8%	39.9%	100.0%			60.1%
12/31/2006	$90,013	$46,898	$279,411	$4,016	$198,533	$60,105	$12,204	$270,842	$691,180	$42,500	$11,000	$420,338	$30,737	$285
9/30/2006	$104,592	$51,778	$259,797	$3,886	$189,860	$38,519	$12,011	$240,390	$660,443	$39,500	$11,000	$420,053	$66,882	$38,943
6/30/2006	$93,221	$44,869	$239,825	$3,195	$152,744	$51,215	$8,492	$212,451	$593,561	$31,000	$11,000	$381,110	$58,369	$66,203
3/31/2006	$86,454	$50,247	$174,446	$3,760	$150,817	$61,272	$8,196	$220,285	$535,192	$13,000	$11,000	$314,907	$40,112	$13,537
12/31/2005	$83,763	$50,113	$162,346	$5,148	$127,011	$59,016	$7,683	$193,710	$495,080	$3,000	$11,000	$301,370	$51,772	$24,891
9/30/2005	$83,593	$50,535	$138,030	$4,321	$126,466	$33,136	$7,227	$166,829	$443,308	$11,000	$8,000	$276,479	$(1,453)	$(9,475)
6/30/2005	$78,129	$60,115	$141,617	$6,093	$116,791	$35,388	$6,628	$158,807	$444,761	$—	$5,000	$285,954	$54,387	$63,025
3/31/2005	$63,643	$46,318	$106,844	$6,124	$118,916	$42,398	$6,131	$167,445	$390,374	$7,000	$2,000	$222,929	$14,310	$15,689
6/30/06 Mix of Total	15.7%	7.6%	40.4%	0.5%	25.7%	8.6%	1.4%	35.8%	100.0%			57.1%
6/30/06 Mix of Segment					71.9%	24.1%	4.0%	100.0%
6/30/06 Mix of Segment	24.5%	11.8%	62.9%	0.8%	40.1%	13.4%	2.2%	55.7%	155.7%	8.1%	2.9%	100.0%
12/31/2004	$61,031	$33,771	$107,331	$5,107	$112,477	$50,368	$5,979	$168,824	$376,064	$—	$2,000	$207,240
Organic Deposit Analysis
Bristol Bank 6/30/07	$12,070	$3,756	$31,145	$1,392	$33,454	$—	$2,836	$36,290	$84,653	$3,500	$—	$48,363	$7,185	$8,986
6/30/07 Mix of Total	14.3%	4.4%	36.8%	1.6%	39.5%	0.0%	3.4%	42.9%	100.0%			57.1%
Old Florida 6/30/07	$17,521	$27,367	$76,571	$7,322	$95,140	$—	$11,089	$106,229	$235,010	$3,500	$5,000	$128,781
6/30/07 Mix of Total	7.5%	11.6%	32.6%	3.1%	40.5%	0.0%	4.7%	45.2%	100.0%			54.8%
Bristol Bank 3/31/07	$9,013	$3,825	$25,340	$1,199	$35,290	$—	$2,803	$38,093	$77,468	$3,500	$—	$39,377	$8,191	$5,773
Bristol Bank 12/31/06	$8,862	$3,582	$19,841	$1,319	$32,872	$—	$2,801	$35,673	$69,277	$8,500	$—	$33,604	$(816)	$1,283
Bristol Bank 9/30/06	$8,533	$3,337	$19,229	$1,222	$34,802	$—	$2,970	$37,772	$70,093	$8,500	$—	$32,321
6/30/07 Excl BB & OF	$78,920	$37,105	$285,001	$2,636	$152,496	$86,647	$7,828	$246,971	$650,633	$87,798	$11,000	$403,662	$9,517	$11,405
6/30/07 Mix Excl. BB & OF	12.1%	5.7%	43.8%	0.4%	23.4%	13.3%	1.2%	38.0%	100.0%			62.0%
3/31/07 Excl Bristol Bank	$85,192	$38,585	$265,748	$2,732	$155,953	$83,062	$9,842	$248,857	$641,116	$66,000	$11,000	$392,257	$19,213	$5,523
3/31/07 Mix Excl. Bristol	13.3%	6.0%	41.5%	0.4%	24.3%	13.0%	1.5%	38.8%	100.0%			61.2%
12/31/06 Excl Bristol Bank	$81,151	$43,316	$259,570	$2,697	$165,661	$60,105	$9,403	$235,169	$621,903	$34,000	$11,000	$386,734	$31,553	$(998)
9/30/06 Excl Bristol Bank	$96,059	$48,441	$240,568	$2,664	$155,058	$38,519	$9,041	$202,618	$590,350	$31,000	$11,000	$387,732	$(3,211)	$6,622
$ chg 3/31/07	$(6,272)	$(1,480)	$19,253	$(96)	$(3,457)	$3,585	$(2,014)	$(1,886)	$9,517	$21,798	$—	$11,405
$ chg 6/30/06	$(14,301)	$(7,764)	$45,176	$(559)	$(248)	$35,432	$(664)	$34,520	$57,072	$56,798	$—	$22,552
% chg 6/30/06	-15.3%	-17.3%	18.8%	-17.5%	-0.2%	69.2%	-7.8%	16.2%	9.6%	183.2%	0.0%	5.9%
6/30/07 Excl OF	$90,990	$40,861	$316,146	$4,028	$185,950	$86,647	$10,664	$283,261	$735,286	$91,298	$11,000	$452,025	$16,702	$20,391
3/31/2007 Consolidated	$94,205	$42,410	$291,088	$3,931	$191,243	$83,062	$12,645	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
$ chg 3/31/07	$(3,215)	$(1,549)	$25,058	$97	$(5,293)	$3,585	$(1,981)	$(3,689)	$16,702	$21,798	$—	$20,391
% chg 3/31/07	-3.4%	-3.7%	8.6%	2.5%	-2.8%	4.3%	-15.7%	-1.3%	2.3%	31.4%		4.7%
Borrowings Ratios	6/30/2007	3/31/2007	6/30/2006
CDs Brokered	$86,647	$83,062	$51,215
FHLB	$94,798	$69,500	$31,000
Other Borrowings	$16,000	$11,000	$11,000
Total Borrowings	$197,445	$163,562	$93,215
Total Earning Assets	$1,164,703	$899,205	$728,062
Borrowings/Earning Assets	17.0%	18.2%	12.8%

Bank of Florida Corp.

Prime Rate Loan Sensitivity Trend

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/06	3/31/06	12/31/05
Prime Based with Immediate Rate Change:		$306,571,231	$307,782,144	$306,451,810	$274,894,596	$252,954,066	$221,175,965
Total Loans:		$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$486,217,832
Percentage of Total		36.928%	40.256%	42.004%	45.677%	45.979%	45.489%
Prime Based with Rate Change within 90 Days		$21,370,515	$23,811,879	$22,530,344	$12,860,946	$13,106,987	$15,467,723
Total Loans:		$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$465,064,040
Percentage of Total		2.574%	3.114%	3.088%	2.137%	2.382%	3.326%
Total Prime Based with Change within 90 Days:		$327,941,746	$331,594,023	$328,982,154	$287,755,543	$266,061,052	$236,643,688
Total Loans:		$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$486,217,832
Percentage of Total		39.502%	43.371%	45.092%	47.814%	48.362%	48.670%
Change from 12/31/05		-9.168%	-5.299%	-3.578%	-0.856%	-0.309%	0.000%
Prime/LIBOR with Immediate Rate Change:	$409,432,442	$308,127,802
Total Loans:	$1,107,760,572	$830,186,778
Percentage of Total	36.960%	37.115%
Prime/LIBOR Based with Rate Change within 90 Days	$131,070,886	$118,977,596
Total Loans:	$1,107,760,572	$830,186,778
Percentage of Total	11.832%	14.331%
Total Prime Based with Change within 90 Days:	$540,503,328	$427,105,398
Total Loans:	$1,107,760,572	$830,186,778
Percentage of Total	48.792%	51.447%

Closed Loans per Mortgage Pipeline Report

4/1/2005	$3,490,650
6/24/2005	$19,738,350	can’t locate 6/30/05
2Q’05	$16,247,700
9/30/2005	$44,840,459
3Q’05	$25,102,109
12/31/2005	$81,201,696
4Q’05	$36,361,237
3/31/2006	$35,143,715
6/30/2006	$52,109,185
2Q’06	$16,965,470
9/30/2006	$70,889,350
3Q’06	$18,780,165
12/31/2006	$87,706,500
4Q’06	$16,817,150
1Q’07	$14,710,160
6/30/2007	$36,748,160
2Q’07	$22,038,000

BANK OF FLORIDA CORPORATION

Bank of Florida Corporation. (Nasdaq: BOFL, Newspaper listing: “BcshFla”) is a $1.3 billion -asset multi-bank holding Company located in Naples, Florida. Bank of Florida Corporation is the parent company for Bank of Florida - Southwest in Collier and Lee Counties; Bank of Florida – Southeast in Broward, Miami-Dade and Palm Beach Counties; Bank of Florida – Tampa Bay in Hillsborough County; and Bank of Florida Trust Company. Investor information may be found on the Company’s web site, http://www.bankofflorida.com, by clicking on the “Investor Relations” tab. To receive an email alert of all Company press releases, SEC filings, and events, select the “Email Notification” section.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which statements generally can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “target,” “plan,” “project,” or “continue” or the negatives thereof or other variations thereon or similar terminology, and are made on the basis of management’s plans and current analyses of Bank of Florida Corporation, its business and the industry as a whole. These forward-looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. The above factors, in some cases, have affected, and in the future could affect Bank of Florida Corporation financial performance and could cause actual results for fiscal 2007 and beyond to differ materially from those expressed or implied in such forward-looking statements. Bank of Florida Corporation does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

1185 Immokalee Road, Naples, Florida 34110 (239) 254-2100